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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement No. 333-07673 of Alexander Haagen Properties, Inc. on Form S-3 and Registration Statement No. 33-73306 of Alexander Haagen Properties, Inc. on Form S-8 of our report dated May 15, 1998, appearing in this Form 8-K/A of Alexander Haagen Properties, Inc. dated June 8, 1998.


                                               DELOITTE & TOUCHE LLP

Los Angeles, California
June 5, 1998